UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 28, 2010

AMAG PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-14732	04-2742593
(Commission File Number)	(IRS Employer Identification No.)

100 Hayden Avenue
Lexington, Massachusetts	02421
(Address of principal executive offices)	(Zip Code)

(617) 498-3300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

The following information and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

On October 28, 2010, AMAG Pharmaceuticals, Inc., or the Company, issued a press release regarding its operating results and revenues for the quarter ended September 30, 2010 and its intention to hold a conference call to discuss the Company’s financial results, business highlights, commercial progress and development programs, restructuring plan, and to provide an update on the recent discussions with the U.S. Food and Drug Administration regarding the package insert for Feraheme® (ferumoxytol) Injection for intravenous use. A copy of the Company’s press release is furnished herewith as Exhibit 99.1.

Item 2.05.  Costs Associated with Exit or Disposal Activities.

On October 28, 2010, the Company announced a corporate restructuring plan, including a workforce reduction plan, pursuant to which it will reduce its workforce by approximately 24%, or approximately 68 positions. The Company expects the majority of the workforce reduction to be complete by the end of the fourth quarter of 2010, with any remaining positions being eliminated during the first half of 2011.

As a result of the reduction in workforce, the Company expects to record restructuring charges and make cash expenditures of approximately $2.7 million. The majority of the Company’s estimated restructuring charges is expected to be recorded in the fourth quarter of 2010 and consist primarily of approximately $2.6 million relating to employee severance benefits and approximately $0.1 million relating to other charges, including certain costs associated with automobile lease terminations. The Company’s estimated restructuring charges are based on a number of assumptions. Actual results may differ materially and additional charges not currently expected may be incurred in connection with, or as a result of, these reductions. A copy of the Company’s press release is furnished herewith as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

The Company hereby furnishes the following exhibit:

99.1                                                   Press Release dated October 28, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMAG PHARMACEUTICALS, INC.

By:	/s/ Joseph L. Farmer
Joseph L. Farmer
General Counsel and Senior Vice
President of Legal Affairs

Date: October 28, 2010

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated October 28, 2010.